                              WAIVER AND AMENDMENT

                  WAIVER AND AMENDMENT, dated as of November 6, 1998 (this "Waiver and Amendment"), under the Credit Agreement, dated as of August 17, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among The Grand Union Company (the "Company"), Warburg Dillon Read LLC, UBS AG, Stamford Branch, Lehman Brothers Inc. and Lehman Commercial Paper Inc. (collectively, the "Agents") and each of the financial institutions from time to time party thereto (the "Lenders").

                                   WITNESSETH:


                  WHEREAS, the Company, the Lenders and the Agents are parties to the Credit Agreement;

                  WHEREAS, the Company has requested that the Lenders amend
Section 6.1(c) of the Credit Agreement (Financial Statements) as set forth below;

                  WHEREAS, the Company has requested that the Lenders waive the Company's compliance with Sections 6.1(b) and (c) of the Credit Agreement (Financial Statements) with respect to the provision of those financial statements that are required to be provided to the Agents and the Lenders through November 30, 1998;

                  WHEREAS, the Company has requested that the Lenders waive the Company's compliance with Section 7.6 of the Credit Agreement (Limitation on Restricted Payments) to permit the Company to issue dividends as set forth below in connection with the Company's shareholders' rights plan; and

                  WHEREAS, the Lenders are willing to waive such compliance, but only upon the terms and conditions of this Waiver and Amendment;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agents hereby agree as follows:

                  1. Defined Terms. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

                  2. Amendment to Section 6.1(c) (Financial Statements). Effective as of the date hereof, Section 6.1(c) of the Credit Agreement is hereby amended by deleting the phrase "but in any event not later than 45 days after the end of each month occurring during each fiscal year of the Borrower (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated financial statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month" and inserting in lieu therefore the following:

                   "but in any event not later than 45 days after the end of each reporting period (of which the Borrower has 13 during each fiscal year) occurring during the fiscal year of the Borrower (other than those periods which correspond to the end of the Borrower's quarterly periods), the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such period and the related unaudited consolidated financial statements of income and of cash flows for such period and the portion of the fiscal year through the end of such period".

                  3. Limited Waiver Under Sections 6.1(b) and (c) (Financial Statements). The Lenders hereby waive compliance by the Company with Sections 6.1(b) and (c) of the Credit Agreement solely with respect to the provision of those consolidated balance sheets and related consolidated statements of cash flows that are required to be provided to the Agents and the Lenders through November 30, 1998.

                  4. Limited Waiver Under Section 7.6 (Limitation on Restricted Payments). The Lenders hereby waive compliance by the Company with Section 7.6 of the Credit Agreement solely with respect to the issuance of dividends by the Company to holders of the Company's common stock which dividends shall consist solely of rights to acquire preferred stock in connection with the adoption of the Company's shareholders' rights plan.

                  5. Representations and Warranties; No Default. After giving effect to this Waiver and Amendment, the Company hereby represents and warrants that all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default has occurred and is continuing.

                  6. Conditions to Effectiveness of this Waiver and Amendment. This Waiver and Amendment shall become effective upon receipt by the Agents of counterparts hereof duly executed by the Required Lenders and the Company.

                  7. Miscellaneous. (a) Except as expressly set forth in this Waiver and Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Waiver and Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

                  (b) This Waiver and Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Waiver and Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  (c) This Waiver and Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                   THE GRAND UNION COMPANY

                                   By: /s/ Francis E. Nicastro
                                       ______________________________________
                                       Name:
                                       Title:


                                   WARBURG DILLON READ LLC


                                   By: /s/ Michael R. Grayer
                                       _____________________________________
                                       Name:
                                       Title:


                                   By: /s/ David W. Barth
                                       ______________________________________
                                       Name:
                                       Title:


                                   UBS AG, STAMFORD BRANCH


                                   By: /s/ Michael R. Grayer
                                       ______________________________________
                                       Name:
                                       Title:


                                   By: /s/ Michael Y. Leder
                                       ______________________________________
                                       Name:
                                       Title:

                                   LEHMAN BROTHERS INC.

                                   By: /s/ William J. Gallagher
                                       ______________________________________
                                       Name:
                                       Title:


                                   LEHMAN COMMERCIAL PAPER INC.


                                   By: /s/ William J. Gallagher
                                       ______________________________________
                                       Name:
                                       Title:


                                   FIRST UNION NATIONAL BANK


                                   By: /s/ Caryn M. Chittenden
                                       ______________________________________
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By: /s/ illegible
                                       ______________________________________
                                       Name:
                                       Title:


                                   AG CAPITAL FUNDING PARTNERS, L.P.


                                   By: /s/ Jeffrey H. Aronson
                                       ______________________________________
                                       Name:
                                       Title:

                                   ML CBO IV (CAYMAN) LTD.
                                   by HIGHLAND CAPITAL MANAGEMENT
                                   L.P. as Collateral Agent


                                   By: /s/ James Dondero
                                       ______________________________________
                                       Name:
                                       Title:


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                       ______________________________________
                                       Name:
                                       Title:


                                   KZH-CNC CORPORATION


                                   By: /s/ Virginia Conway
                                       ______________________________________
                                       Name:
                                       Title:


                                   MERRILL LYNCH PRIME RATE PORTFOLIO,
                                   by MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                                       as investment advisor


                                   By: /s/ Paul Travers
                                       ______________________________________
                                       Name:
                                       Title:


                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                   By: /s/ Paul Travers
                                       ______________________________________
                                       Name:
                                       Title:

                                   QUANTUM HIGH YIELD


                                   By: /s/ illegible
                                       ______________________________________
                                       Name:
                                       Title:


                                   QUANTUM PARTNERS LDC


                                   By: /s/ Mark Sonnino
                                       ______________________________________
                                       Name:
                                       Title:


                                   QUOTA FUND N.V.


                                   By: /s/ Mark Sonnino
                                       ______________________________________
                                       Name:
                                       Title:


                                   TORONTO DOMINION (NEW YORK), INC.


                                   By:______________________________________
                                      Name:
                                      Title:

                                   ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                   (as assignee) by PILGRIM AMERICA
                                   INVESTMENTS, INC., as its Investment Manager


                                   By: /s/ Michel Prince
                                       ______________________________________
                                       Name:
                                       Title:


                                   PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD. (as assignee) by PILGRIM AMERICA
           INVESTMENTS, INC., as its Investment Manager


                                   By: /s/ Michel Prince
                                       ______________________________________
                                       Name:
                                       Title:

Agreed and Accepted:

GRAND UNION STORES, INC. OF VERMONT
GRAND UNION STORES OF NEW HAMPSHIRE, INC.
MERCHANDISING SERVICES, INC.
SPECIALTY MERCHANDISING SERVICES, INC.



By: /s/ Francis E. Nicastro
    ______________________________________
    Name:
    Title: